UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: November 30,

Date of reporting period: November 30, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RIVERBRIDGE GROWTH FUND
Investor Class (RIVRX)

Institutional Class (RIVBX)

RIVERBRIDGE ECO LEADERS® FUND

Investor Class (ECOLX)

Institutional Class (RIVEX)

ANNUAL REPORT

November 30, 2017

RIVERBRIDGE FUNDS

Each a series of Investment Managers Series Trust

Table of Contents
Riverbridge Growth Fund
Shareholder Letter	1
Fund Performance	6
Schedule of Investments	8
Riverbridge Eco Leaders® Fund
Shareholder Letter	11
Fund Performance	16
Schedule of Investments	18
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	37
Supplemental Information	38
Expense Examples	44

This report and the financial statements contained herein are provided for the general information of the shareholders of the Riverbridge Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.riverbridge.com

Fellow Shareholder:

The Riverbridge Growth Fund (the Fund) generated high absolute returns but underperformed its primary benchmark, the Russell 3000 Growth® Index, in the Fiscal Year ending Nov. 30, 2017. The Fund outperformed the broader market, as represented by the S&P 500® Index. As always, the Riverbridge Investment Team adhered to our investment style, focusing on high quality, well managed companies which we believe can increase their earnings power for sustained periods regardless of overall economic conditions. Our performance goal remains to outperform the benchmarks over an entire economic cycle, typically 4-8 years.

Performance	FY 2017 (12/1/16- 11/30/17)
RIVRX at NAV	23.59%
RIVBX at NAV	23.84%
Russell 3000 Growth®	30.25%
S&P 500®	22.87%

Market and Economic Environment

The twelve-month period ending Nov. 30, 2017 was a strong one in the U.S. equity market. In December 2016, following the U.S. Presidential election, market participants favored cyclicals, infrastructure companies, and others expected to benefit from the policies of the new administration. In the first half of calendar 2017, focus shifted to companies in any industry which demonstrated strong fundamental performance. In the third quarter, partly in anticipation of proposed tax reform legislation, equity market participants demonstrated a renewed willingness to accept risk. Traditionally cyclical sectors such as Information Technology, Industrials, and Financials, which had lagged in the first six months of the year, led the way higher. Semiconductors and Biotechs, two industries with particularly high investment risk, outperformed the benchmark during the third calendar quarter.

1200 IDS Center. 80 South Eighth Street. Minneapolis MN 55402. Phone: 612.904.6200. www.riverbridge.com

For the period overall, growth stocks significantly outperformed value. Large cap stocks, as represented by the S&P 500® Index, outperformed the small cap stocks in the Russell 2000® Index. All sectors in the Russell 3000 Growth® Index except Energy generated positive returns. Information Technology was the top performing sector, rising almost 43%.

During the Fund’s 2017 Fiscal Year, the U.S. economy demonstrated enough strength to allow the Fed to signal that it would increase interest rates in December 2017, and in future Open Market Committee meetings thereafter. Employment data showed slow but steady improvement, home sales increased, and consumer prices rose.

Performance Discussion

The fact that the Fund generated high absolute returns but underperformed the primary benchmark in the environment which characterized Fiscal 2017 is perhaps not surprising. The primary cause of this underperformance was market participants’ preference for higher risk, which prevailed for a significant portion of the period. Our consistent adherence to fundamental risk mitigation disciplines has created consistent and predictable performance patterns. The Fund’s relative performance in a strong period such as Fiscal 2017 is consistent with this pattern.

Investors’ preference for large cap stocks over small caps also hurt relative performance during Fiscal 2017. The Fund consists of small, mid, and large cap companies in roughly equal proportions. The primary benchmark, however, is more heavily weighted toward large caps. Consequently, the outperformance of large caps in Fiscal 2017 detracted from the Fund’s relative performance.

The Fund’s holdings in the Information Technology sector detracted from relative performance. The Fund’s IT holdings appreciated more than 34% in aggregate, but could not keep up with the 43% increase in the IT sector of the primary benchmark. Sixteen of the seventeen Technology companies which the Fund held at some point during the year generated positive returns. The only holding which generated a negative return was Qualcomm (QCOM, 0.52% average weight, -17.11% return). The Fund no longer holds QCOM. The top IT contributors to the Fund’s performance during Fiscal 2017 were National Instruments (NATI, 3.24% average weight, +52.51%) and CoStar Group (CSGP, 2.47% average weight, 59.58% return).

1200 IDS Center. 80 South Eighth Street. Minneapolis MN 55402. Phone: 612.904.6200. www.riverbridge.com

The Fund’s holdings in the Industrial sector also hurt performance relative to the primary benchmark. The Industrial holdings in the Fund appreciated just under 23%, but, as was the case with the Fund’s IT positions, could not keep up with the even stronger 28% return of the Industrial companies in the Russell 3000 Growth® Index. Acuity Brands (AYI, 2.09% average weight, -31.63% return) and Ritchie Brothers Holdings (RBA, 1.90% average weight, -29.04% return) detracted from performance. The Fund continues to hold AYI and RBA, because the Riverbridge Investment Team believes that both companies’ long-term growth prospects remain intact.

Strong stock selection in the Consumer Discretionary sector enabled the Fund to generate strong absolute and relative results. Within this sector, all seven of the Fund’s CD holdings rose, led by Grand Canyon Education (LOPE, 3.07% average weight), which gained more than 66%. LOPE continues to demonstrate impressive growth in its undergraduate and graduate programs for traditional and non-traditional (working) students. Grand Canyon management continues to differentiate the company from online competition by investing in build out of its traditional campus, complete with athletic programs, dormitories, and brick and mortar classrooms.

Outlook

The Federal Reserve remains one of the most important components of the current and lengthy bull market. The Fed announced an interest rate increase just prior to the date of this letter, with consensus expectations for three more such hikes in 2018. Recent increases in U.S. consumer prices and GDP growth likely give the Fed the cover they need to increase rates.

Several risk factors bear watching. Geopolitical considerations include rising tensions in North Korea and the potentially destabilizing impact of the Brexit negotiations in Europe. Investors will also weigh closely the impact of the tax overhaul plan, which passed both houses of Congress just prior to the date of this letter and which currently awaits the President’s signature. Lastly, should the market run-up continue, valuations promise to be a much-debated topic among investors.

Riverbridge remains pleased with the fundamental strength of the companies in the Fund. They collectively are well-positioned to build their earnings power. Over short periods of time, however, any particular company’s stock price can decouple from its fundamental strength.

1200 IDS Center. 80 South Eighth Street. Minneapolis MN 55402. Phone: 612.904.6200. www.riverbridge.com

Investors’ perception of risk often causes such a disconnect. If market participants continue to dismiss risks associated with the market and possess the belief that the data and the environment are so overwhelmingly conducive to equities, our high quality, predictable growth companies may lag the more economically sensitive and more aggressive companies were in vogue for much of the past twelve months. In contrast, should market participants turn their focus to companies’ fundamental characteristics, as they did during the first and second quarters of Calendar 2017, the Fund may perform relatively well. As always, we continue to focus on identifying and investing in those companies that can sustain a competitive advantage for long periods of time. Riverbridge companies are also traditionally less impacted by changes in interest rates, economic change, and even macro events.

Thank you for investing in the Riverbridge Growth Fund.

Riverbridge Partners, LLC

1200 IDS Center. 80 South Eighth Street. Minneapolis MN 55402. Phone: 612.904.6200. www.riverbridge.com

The views in this Report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding the Fund’s investment methodology and do not constitute investment advice.

Risk Disclosures: Investing involves risk, including the possible loss of principal. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund invests in foreign securities through the use of ADRs. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. The Fund will typically invest in the securities of fewer issuers. If the Fund's portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The Russell 3000 Growth® Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500® Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. An investor cannot invest directly in an index.

1200 IDS Center. 80 South Eighth Street. Minneapolis MN 55402. Phone: 612.904.6200. www.riverbridge.com

Riverbridge Growth Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 3000® Growth Index and the S&P 500® Index. The performance graph above is shown for the Fund’s Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500® Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of November 30, 2017	1 Year	3 Years	Since Inception	Inception Date
Investor Class	23.59%	11.18%	14.30%	12/31/12
Institutional Class	23.84%	11.40%	14.56%	12/31/12
Russell 3000® Growth Index	30.25%	12.95%	17.31%	12/31/12
S&P 500® Index	22.87%	10.91%	15.82%	12/31/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 447-4470.

Gross and net expense ratios for the Investor Class shares were 1.54% and 1.26%, respectively, and for the Institutional Class shares were 1.29% and 1.01%, respectively, which were the amounts stated in the current prospectus dated April 1, 2017. The Fund’s advisor has contractually agreed to waive its fees and/ or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% and 1.00% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until March 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Riverbridge Growth Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 1.00% redemption fee.

Riverbridge Growth Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2017

Number of Shares		Value

	Common Stocks – 97.0%
	Consumer Discretionary – 14.4%
2,663	Amazon.com, Inc.*	$3,133,685
26,168	Five Below, Inc.*	1,617,182
59,080	Gentex Corp.	1,209,958
30,935	Grand Canyon Education, Inc.*	2,937,588
28,623	LKQ Corp.*	1,128,319
38,063	Starbucks Corp.	2,200,803
		12,227,535
	Consumer Staples – 4.3%
54,249	Reckitt Benckiser Group PLC - ADR	951,799
20,725	United Natural Foods, Inc.*	995,214
23,409	Walgreens Boots Alliance, Inc.	1,703,239
		3,650,252
	Financials – 1.3%
32,769	PRA Group, Inc.*	1,140,361

	Health Care – 17.2%
14,654	athenahealth, Inc.*	1,947,370
14,720	Cerner Corp.*	1,040,557
7,543	Chemed Corp.	1,855,125
28,830	Evolent Health, Inc. - Class A*	370,465
12,597	Henry Schein, Inc.*	900,056
53,419	Inovalon Holdings, Inc. - Class A*	849,362
22,165	MEDNAX, Inc.*	1,103,595
10,822	Neogen Corp.*	907,966
35,305	Roche Holding A.G. ADR	1,114,932
8,930	UnitedHealth Group, Inc.	2,037,558
18,338	Veeva Systems, Inc. - Class A*	1,104,131
13,490	West Pharmaceutical Services, Inc.	1,348,056
		14,579,173
	Industrials – 25.6%
5,900	3M Co.	1,434,526
8,818	Acuity Brands, Inc.	1,511,582
26,989	Beacon Roofing Supply, Inc.*	1,729,455
42,736	Fastenal Co.	2,238,939
31,254	Healthcare Services Group, Inc.	1,623,020
19,741	HEICO Corp.	1,783,797
38,781	IHS Markit Ltd.* 1	1,730,408
26,550	Proto Labs, Inc.*	2,554,110
51,274	Ritchie Bros Auctioneers, Inc.[1]	1,358,761
47,360	Rollins, Inc.	2,195,136
9,472	Snap-on, Inc.	1,604,841

Riverbridge Growth Fund

SCHEDULE OF INVESTMENTS – Continued

As of November 30, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Industrials (continued)
21,033	Verisk Analytics, Inc. - Class A*	$2,028,002
		21,792,577
	Information Technology – 28.5%
957	Alphabet, Inc. - Class A*	991,615
957	Alphabet, Inc. - Class C*	977,489
13,873	Analog Devices, Inc.	1,194,604
11,003	ANSYS, Inc.*	1,630,534
31,876	Cisco Systems, Inc.	1,188,975
7,574	CoStar Group, Inc.*	2,309,843
22,133	Fiserv, Inc.*	2,909,383
26,837	Globant S.A.* 1	1,073,480
39,132	Microsoft Corp.	3,293,740
47,487	National Instruments Corp.	2,087,054
20,570	salesforce.com, Inc.*	2,145,862
6,713	Tyler Technologies, Inc.*	1,227,942
8,834	Ultimate Software Group, Inc.*	1,864,239
11,752	Visa, Inc. - Class A	1,323,158
		24,217,918
	Materials – 5.7%
18,210	Ecolab, Inc.	2,475,103
8,244	International Flavors & Fragrances, Inc.	1,281,448
7,096	Praxair, Inc.	1,092,216
		4,848,767
	Total Common Stocks (Cost $57,131,267)	82,456,583

	Short-Term Investments – 2.7%
2,332,333	Fidelity Institutional Treasury Fund, 0.96%[2]	2,332,333

	Total Short-Term Investments (Cost $2,332,333)	2,332,333

	Total Investments – 99.7% (Cost $59,463,600)	84,788,916
	Other assets less liabilities – 0.3%	227,734

	Total Net Assets – 100.0%	$85,016,650

ADR – American Depository Receipt

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund

SUMMARY OF INVESTMENTS

As of November 30, 2017

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Information Technology	28.5%
Industrials	25.6%
Health Care	17.2%
Consumer Discretionary	14.4%
Materials	5.7%
Consumer Staples	4.3%
Financials	1.3%
Total Common Stocks	97.0%
Short-Term Investments	2.7%
Total Investments	99.7%
Other assets less liabilities	0.3%
Total Net Assets	100.0%

 See accompanying Notes to Financial Statements.

Fellow Shareholder:

The Riverbridge Eco Leaders® Fund (the Fund) generated high absolute returns but underperformed its primary benchmark, the Russell 3000 Growth® Index, in the Fiscal Year ending Nov. 30, 2017. The Fund’s returns also trailed the broader market, as represented by the S&P 500® Index. As always, the Riverbridge Investment Team adhered to our investment style, focusing on high quality, well managed companies which we believe can increase their earnings power for sustained periods regardless of overall economic conditions. Our performance goal remains to outperform the benchmarks over an entire economic cycle, typically 4-8 years.

Performance	FY 2017 (12/1/16- 11/30/17)
ECOLX at NAV	21.73%
RIVEX at NAV	22.09%
Russell 3000 Growth®	30.25%
S&P 500®	22.87%

Market and Economic Environment

The twelve-month period ending Nov. 30, 2017 was a strong one in the U.S. equity market. In December 2016, following the U.S. Presidential election, market participants favored cyclicals, infrastructure companies, and others expected to benefit from the policies of the new administration. In the first half of calendar 2017, focus shifted to companies in any industry which demonstrated strong fundamental performance. In the third quarter, partly in anticipation of proposed tax reform legislation, equity market participants demonstrated a renewed willingness to accept risk. Traditionally cyclical sectors such as Information Technology, Industrials, and Financials, which had lagged in the first six months of the year, led the way higher. Semiconductors and Biotechs, two industries with particularly high investment risk, outperformed the benchmark during the third calendar quarter.

1200 IDS Center. 80 South Eighth Street. Minneapolis MN 55402. Phone: 612.904.6200.www.riverbridge.com

For the period overall, growth stocks significantly outperformed value. Large cap stocks, as represented by the S&P 500® Index, outperformed the small cap stocks in the Russell 2000® Index. All sectors in the Russell 3000 Growth® Index except Energy generated positive returns. Information Technology was the top performing sector, rising almost 43%.

During the Fund’s 2017 Fiscal Year, the U.S. economy demonstrated enough strength to allow the Fed to signal that it would increase interest rates in December 2017, and in future Open Market Committee meetings thereafter. Employment data showed slow but steady improvement, home sales increased, and consumer prices rose.

Performance Discussion

The fact that the Fund generated high absolute returns but underperformed the primary benchmark in the environment which characterized Fiscal 2017 is perhaps not surprising. The primary cause of this underperformance was market participants’ preference for higher risk, which prevailed for a significant portion of the period. Our consistent adherence to fundamental risk mitigation disciplines has created consistent and predictable performance patterns. The Fund’s relative performance in a strong period such as Fiscal 2017 is consistent with this pattern.

Investors’ preference for large cap stocks over small caps also hurt relative performance during Fiscal 2017. The Fund consists of small, mid, and large cap companies in roughly equal proportions. The primary benchmark, however, is more heavily weighted toward large caps. Consequently, the outperformance of large caps in Fiscal 2017 detracted from the Fund’s relative performance.

The Fund’s holdings in the Information Technology sector detracted from relative performance. The Fund’s IT holdings appreciated more than 31% in aggregate, but could not keep up with the 43% increase in the IT sector of the primary benchmark. Seventeen of the nineteen Technology companies which the Fund held at some point during the year generated positive returns. The only holdings which generated negative returns were Qualcomm (QCOM, 0.52% average weight, -17.11% return) and ChannelAdvisor (ECOM, 0.32% average weight, -39.24% return). The Fund no longer holds QCOM or ECOM. The top IT contributors to the Fund’s performance during Fiscal 2017 were National Instruments (NATI, 3.28% average weight, +52.51%) and CoStar Group (CSGP, 2.47% average weight, 59.58% return).

1200 IDS Center. 80 South Eighth Street. Minneapolis MN 55402. Phone: 612.904.6200.www.riverbridge.com

The Fund’s holdings in the Industrial sector also hurt performance relative to the primary benchmark. The Industrial holdings in the Fund appreciated more than 18%, but, as was the case with the Fund’s IT positions, could not keep up with the even stronger 28% return of the Industrial companies in the Russell 3000 Growth® Index. Ritchie Brothers Holdings (RBA, 2.09% average weight, -29.04% return) and Acuity Brands (AYI, 1.99% average weight, -31.63% return) detracted from performance. The Fund continues to hold RBA and AYI, because the Riverbridge Investment Team believes that both companies’ long-term growth prospects remain intact.

Strong stock selection in the Consumer Discretionary sector enabled the Fund to generate strong absolute and relative results. Within this sector, four of the Fund’s five CD holdings rose, led by Grand Canyon Education (LOPE, 2.66% average weight), which gained more than 66%. LOPE continues to demonstrate impressive growth in its undergraduate and graduate programs for traditional and non-traditional (working) students. Grand Canyon management continues to differentiate the company from online competition by investing in build out of its traditional campus, complete with athletic programs, dormitories, and brick and mortar classrooms.

Outlook

The Federal Reserve remains one of the most important components of the current and lengthy bull market. The Fed announced an interest rate increase just prior to the date of this letter, with consensus expectations for three more such hikes in 2018. Recent increases in U.S. consumer prices and GDP growth likely give the Fed the cover they need to increase rates.

Several risk factors bear watching. Geopolitical considerations include rising tensions in North Korea and the potentially destabilizing impact of the Brexit negotiations in Europe. Investors will also weigh closely the impact of the tax overhaul plan, which passed both houses of Congress just prior to the date of this letter and which currently awaits the President’s signature. Lastly, should the market run-up continue, valuations promise to be a much-debated topic among investors.

Riverbridge remains pleased with the fundamental strength of the companies in the Fund. They collectively are well-positioned to build their earnings power. Over short periods of time, however, any particular company’s stock price can decouple from its fundamental strength. Investors’ perception of risk often causes such a disconnect.

1200 IDS Center. 80 South Eighth Street. Minneapolis MN 55402. Phone: 612.904.6200.www.riverbridge.com

If market participants continue to dismiss risks associated with the market and possess the belief that the data and the environment are so overwhelmingly conducive to equities, our high quality, predictable growth companies may lag the more economically sensitive and more aggressive companies were in vogue for much of the past twelve months. In contrast, should market participants turn their focus to companies’ fundamental characteristics, as they did during the first and second quarters of Calendar 2017, the Fund may perform relatively well. As always, we continue to focus on identifying and investing in those companies that can sustain a competitive advantage for long periods of time. Riverbridge companies are also traditionally less impacted by changes in interest rates, economic change, and even macro events.

In the Riverbridge Eco® Leaders Fund, the Riverbridge Investment Team will continue to invest in profitable companies which are positioning themselves for sustainable market leadership and long-term growth, while demonstrating innovative best practices in environmental stewardship, social responsibility, and corporate governance.

Thank you for investing in the Riverbridge Eco Leaders® Fund.

Riverbridge Partners, LLC

1200 IDS Center. 80 South Eighth Street. Minneapolis MN 55402. Phone: 612.904.6200.www.riverbridge.com

The views in this Report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding the Fund’s investment methodology and do not constitute investment advice.

Risk Disclosures: Investing involves risk, including the possible loss of principal. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund invests in foreign securities through the use of ADRs. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. The Fund will typically invest in the securities of fewer issuers. If the Fund's portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The Russell 3000 Growth® Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500® Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. An investor cannot invest directly in an index.

1200 IDS Center. 80 South Eighth Street. Minneapolis MN 55402. Phone: 612.904.6200.www.riverbridge.com

Riverbridge Eco Leaders® Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 3000® Growth Index and the S&P 500® Index. The performance graph above is shown for the Fund’s Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500® Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of November 30, 2017	1 Year	2 Years	Since Inception	Inception Date
Investor Class	21.73%	13.43%	10.58%	12/31/14
Institutional Class	22.09%	13.69%	10.86%	12/31/14
Russell 3000® Growth Index	30.25%	16.53%	13.65%	12/31/14
S&P 500® Index	22.87%	15.23%	11.34%	12/31/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 447-4470.

Gross and net expense ratios for the Investor Class shares were 12.84% and 1.40%, respectively, and for the Institutional Class shares were 12.59% and 1.15%, respectively, which were the amounts stated in the current prospectus dated April 1, 2017. The Leaders Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.15% of the average daily net assets of the Leaders Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until March 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Riverbridge Eco Leaders® Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 1.00% redemption fee.

Riverbridge Eco Leaders Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2017

Number of Shares		Value

	Common Stocks – 99.1%
	Consumer Discretionary – 12.7%
85	Amazon.com, Inc.*	$100,024
594	Dorman Products, Inc.*	40,576
870	Grand Canyon Education, Inc.*	82,615
1,123	LKQ Corp.*	44,269
1,349	Starbucks Corp.	77,999
		345,483
	Consumer Staples – 3.0%
697	United Natural Foods, Inc.*	33,470
648	Walgreens Boots Alliance, Inc.	47,148
		80,618
	Financials – 1.2%
957	PRA Group, Inc.*	33,303

	Health Care – 19.3%
476	athenahealth, Inc.*	63,256
477	Cerner Corp.*	33,719
277	Chemed Corp.	68,125
959	Evolent Health, Inc. - Class A*	12,323
409	Henry Schein, Inc.*	29,223
1,746	Inovalon Holdings, Inc. - Class A*	27,762
756	MEDNAX, Inc.*	37,641
406	Neogen Corp.*	34,064
1,292	Roche Holding A.G. ADR	40,801
417	UnitedHealth Group, Inc.	95,147
606	Veeva Systems, Inc. - Class A*	36,487
431	West Pharmaceutical Services, Inc.	43,070
		521,618
	Industrials – 24.0%
273	Acuity Brands, Inc.	46,798
919	Beacon Roofing Supply, Inc.*	58,889
562	Exponent, Inc.	42,431
1,343	Fastenal Co.	70,360
648	HEICO Corp.	58,553
1,681	IHS Markit Ltd.* 1	75,006
375	Middleby Corp.*	47,820
978	Proto Labs, Inc.*	94,084
1,822	Ritchie Bros Auctioneers, Inc.[1]	48,283
239	Snap-on, Inc.	40,494
695	Verisk Analytics, Inc. - Class A*	67,012
		649,730

Riverbridge Eco Leaders Fund

SCHEDULE OF INVESTMENTS – Continued

As of November 30, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Information Technology – 33.1%
52	Alphabet, Inc. - Class A*	$53,881
456	Analog Devices, Inc.	39,266
483	ANSYS, Inc.*	71,576
258	CoStar Group, Inc.*	78,682
926	Cree, Inc.*	32,910
748	Fiserv, Inc.*	98,325
884	Globant S.A.* 1	35,360
459	MAXIMUS, Inc.	31,708
1,266	Microsoft Corp.	106,559
1,572	National Instruments Corp.	69,089
676	Power Integrations, Inc.	53,066
697	salesforce.com, Inc.*	72,711
214	Tyler Technologies, Inc.*	39,145
329	Ultimate Software Group, Inc.*	69,429
383	Visa, Inc. - Class A	43,122
		894,829
	Materials – 5.8%
596	Ecolab, Inc.	81,008
269	International Flavors & Fragrances, Inc.	41,813
220	Praxair, Inc.	33,863
		156,684
	Total Common Stocks (Cost $2,065,268)	2,682,265

	Short-Term Investments – 2.3%
61,365	Fidelity Institutional Treasury Fund, 0.96%[2]	61,365

	Total Short-Term Investments (Cost $61,365)	61,365

	Total Investments – 101.4% (Cost $2,126,633)	2,743,630
	Liabilities less other assets – (1.4)%	(38,382)

	Total Net Assets – 100.0%	$2,705,248

ADR – American Depository Receipt

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Riverbridge Eco Leaders Fund

SUMMARY OF INVESTMENTS

As of November 30, 2017

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Information Technology	33.1%
Industrials	24.0%
Health Care	19.3%
Consumer Discretionary	12.7%
Materials	5.8%
Consumer Staples	3.0%
Financials	1.2%
Total Common Stocks	99.1%
Short-Term Investments	2.3%
Total Investments	101.4%
Liabilities less other assets	(1.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Riverbridge Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of November 30, 2017

	Growth	Eco Leaders
Assets:	Fund	Fund
Investments, at value (cost $59,463,600 and $2,126,633, respectively)	$84,788,916	$2,743,630
Receivables:
Investment securities sold	362,602	11,385
Fund shares sold	39,140	-
Dividends and interest	102,584	2,888
Due from Advisor	-	15,827
Prepaid expenses	18,754	19,434
Total assets	85,311,996	2,793,164

Liabilities:
Payables:
Investment securities purchased	128,397	3,909
Fund shares redeemed	47,996	250
Shareholder servicing fees (Note 8)	5,329	2,403
Distribution fees (Note 7)	786	116
Advisory fees	37,415	-
Auditing fees	17,537	17,532
Transfer agent fees and expenses	14,819	7,505
Fund accounting fees	14,584	8,612
Fund administration fees	14,501	6,705
Custody fees	3,804	2,469
Legal fees	2,426	1,415
Chief Compliance Officer fees	1,252	1,730
Trustees' fees and expenses	604	752
Trustees' deferred compensation (Note 3)	149	144
Offering costs - Advisor	-	31,466
Accrued other expenses	5,747	2,908
Total liabilities	295,346	87,916
Net Assets	$85,016,650	$2,705,248

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$59,745,590	$2,130,573
Accumulated net investment loss	(55,808)	(9,297)
Accumulated net realized gain (loss) on investments	1,552	(33,025)
Net unrealized appreciation on investments	25,325,316	616,997
Net Assets	$85,016,650	$2,705,248

Investor Class:
Net assets applicable to shares outstanding	$3,909,359	$619,414
Shares of beneficial interest issued and outstanding	220,040	47,576
Net asset value, offering and redemption price per share	$17.77	$13.02

Institutional Class:
Net assets applicable to shares outstanding	$81,107,291	$2,085,834
Shares of beneficial interest issued and outstanding	4,510,539	159,038
Net asset value, offering and redemption price per share	$17.98	$13.12

See accompanying Notes to Financial Statements.

Riverbridge Funds

STATEMENTS OF OPERATIONS

For the Year Ended November 30, 2017

	Growth	Eco Leaders
Investment Income:	Fund	Fund
Dividends (net of foreign withholding taxes of $9,538 and $329, respectively)	$614,211	$15,283
Interest	12,341	444
Total investment income	626,552	15,727

Expenses:
Advisory fees	531,549	19,771
Fund administration fees	85,056	46,640
Fund accounting fees	57,167	36,806
Transfer agent fees and expenses	55,981	31,762
Registration fees	37,822	32,062
Shareholder servicing fees (Note 8)	24,358	755
Auditing fees	17,600	17,600
Custody fees	15,849	9,817
Legal fees	14,366	19,699
Shareholder reporting fees	11,099	2,599
Distribution fees (Note 7)	8,887	1,022
Chief Compliance Officer fees	8,699	9,180
Trustees' fees and expenses	7,201	7,440
Miscellaneous	5,734	6,201
Insurance fees	1,121	1,161

Total expenses	882,489	242,515
Advisory fees waived	(164,870)	(19,771)
Other expenses absorbed	-	(196,455)
Net expenses	717,619	26,289
Net investment loss	(91,067)	(10,562)

Realized and Unrealized Gain (Loss) from Investments:
Net realized gain (loss) on investments	136,578	(29,509)
Net change in unrealized appreciation/depreciation on investments	15,478,190	489,756
Net realized and unrealized gain on investments	15,614,768	460,247

Net Increase in Net Assets from Operations	$15,523,701	$449,685

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	November 30, 2017	November 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(91,067)	$(28,192)
Net realized gain on investments	136,578	2,038,639
Net change in unrealized appreciation/depreciation on investments	15,478,190	586,469
Net increase in net assets resulting from operations	15,523,701	2,596,916

Distributions to Shareholders:
From net realized gain
Investor class	(114,805)	(101,511)
Institutional class	(1,876,660)	(989,238)
Total distributions to shareholders	(1,991,465)	(1,090,749)

Capital Transactions:
Net proceeds from shares sold:
Investor class	958,356	940,856
Institutional class	14,088,273	12,615,115
Reinvestment of distributions:
Investor class	108,933	94,879
Institutional class	1,588,985	844,341
Cost of shares redeemed:
Investor class[1]	(1,265,451)	(2,371,091)
Institutional class[2]	(5,154,710)	(5,069,568)
Net increase in net assets from capital transactions	10,324,386	7,054,532

Total increase in net assets	23,856,622	8,560,699

Net Assets:
Beginning of period	61,160,028	52,599,329
End of period	$85,016,650	$61,160,028

Accumulated net investment loss	$(55,808)	$-

Capital Share Transactions:
Shares sold:
Investor class	60,652	67,278
Institutional class	878,093	909,158
Shares reinvested:
Investor class	7,502	6,748
Institutional class	108,389	59,629
Shares redeemed:
Investor class	(81,123)	(176,209)
Institutional class	(323,615)	(358,404)
Net increase from capital share transactions	649,898	508,200

[1]	Net of redemption fee proceeds of $377 and $2,806, respectively.
[2]	Net of redemption fee proceeds of $2,075 and $2,975, respectively.

See accompanying Notes to Financial Statements.

Riverbridge Eco Leaders Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	November 30, 2017	November 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(10,562)	$(6,327)
Net realized gain (loss) on investments	(29,509)	22,780
Net change in unrealized appreciation/depreciation on investments	489,756	86,161
Net increase in net assets resulting from operations	449,685	102,614

Distributions to Shareholders:
From net realized gain
Investor class	(2,959)	(4,393)
Institutional class	(16,921)	(25,495)
Total distributions to shareholders	(19,880)	(29,888)

Capital Transactions:
Net proceeds from shares sold:
Investor class	282,561	57,516
Institutional class	123,532	101,295
Reinvestment of distributions:
Investor class	2,959	4,393
Institutional class	16,921	25,495
Cost of shares redeemed:
Investor class[1]	(33,434)	(2,540)
Net increase in net assets from capital transactions	392,539	186,159

Total increase in net assets	822,344	258,885

Net Assets:
Beginning of period	1,882,904	1,624,019
End of period	$2,705,248	$1,882,904

Accumulated net investment loss	$(9,297)	$-

Capital Share Transactions:
Shares sold:
Investor class	23,928	5,588
Institutional class	10,195	9,754
Shares reinvested:
Investor class	275	436
Institutional class	1,565	2,524
Shares redeemed:
Investor class	(2,877)	(259)
Net increase from capital share transactions	33,086	18,043

[1]	Net of redemption fee proceeds of $3 and $0, respectively.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

					For the Period
	For the Year Ended November 30,				December 31, 2012* through
	2017	2016	2015	2014	November 30, 2013
Net asset value, beginning of period	$14.86	$14.63	$13.97	$13.50	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.06)	(0.04)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain on investments	3.46	0.57	1.02	0.58	3.53
Total from investment operations	3.40	0.53	0.97	0.54	3.49

Less Distributions:
From net realized gain	(0.49)	(0.31)	(0.31)	(0.07)	-
Total distributions	(0.49)	(0.31)	(0.31)	(0.07)	-

Redemption fee proceeds[1]	- [2]	0.01	- [2]	- [2]	0.01

Net asset value, end of period	$17.77	$14.86	$14.63	$13.97	$13.50

Total return[3]	23.59%	3.78%	7.14%	3.99%	35.00%[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$3,910	$3,462	$4,902	$8,962	$6,293

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.48%	1.53%	1.67%	1.72%	2.25%[5]
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25%	1.25%[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.60)%	(0.56)%	(0.79)%	(0.79)%	(1.37)%[5]
After fees waived and expenses absorbed	(0.37)%	(0.28)%	(0.37)%	(0.32)%	(0.37)%[5]

Portfolio turnover rate	13%	21%	25%	22%	9%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

					For the Period
	For the Year Ended November 30,				December 31, 2012* through
	2017	2016	2015	2014	November 30, 2013
Net asset value, beginning of period	$15.00	$14.73	$14.04	$13.53	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.02)	- [2]	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain on investments	3.49	0.58	1.02	0.59	3.54
Total from investment operations	3.47	0.58	1.00	0.58	3.53

Less Distributions:
From net realized gain	(0.49)	(0.31)	(0.31)	(0.07)	-
Total distributions	(0.49)	(0.31)	(0.31)	(0.07)	-

Redemption fee proceeds[1]	- [2]	-	- [2]	- [2]	- [2]

Net asset value, end of period	$17.98	$15.00	$14.73	$14.04	$13.53

Total return[3]	23.84%	4.03%	7.32%	4.28%	35.30%[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$81,107	$57,698	$47,697	$37,518	$25,297

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.23%	1.28%	1.42%	1.47%	2.00%[5]
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	1.00%	1.00%[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.35)%	(0.31)%	(0.54)%	(0.54)%	(1.12)%[5]
After fees waived and expenses absorbed	(0.12)%	(0.03)%	(0.12)%	(0.07)%	(0.12)%[5]

Portfolio turnover rate	13%	21%	25%	22%	9%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Eco Leaders Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,		For the Period December 31, 2014* through
	2017	2016	November 30, 2015
Net asset value, beginning of period	$10.81	$10.42	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.08)	(0.06)	(0.07)
Net realized and unrealized gain on investments	2.40	0.64	0.49
Total from investment operations	2.32	0.58	0.42

Less Distributions:
From net realized gain	(0.11)	(0.19)	-
Total distributions	(0.11)	(0.19)	-

Redemption fee proceeds[1]	- [2]	-	- [2]

Net asset value, end of period	$13.02	$10.81	$10.42

Total return[3]	21.73%	5.69%	4.20%[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$619	$284	$214

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	11.24%	12.84%	17.82%[5]
After fees waived and expenses absorbed	1.40%	1.40%	1.40%[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(10.53)%	(12.04)%	(17.13)%[5]
After fees waived and expenses absorbed	(0.69)%	(0.60)%	(0.71)%[5]
Portfolio turnover rate	13%	24%	12%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Eco Leaders Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,		For the Period December 31, 2014* through
	2017	2016	November 30, 2015
Net asset value, beginning of period	$10.86	$10.45	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.05)	(0.03)	(0.04)
Net realized and unrealized gain on investments	2.42	0.63	0.49
Total from investment operations	2.37	0.60	0.45

Less Distributions:
From net realized gain	(0.11)	(0.19)	-
Total distributions	(0.11)	(0.19)	-

Redemption fee proceeds[1]	-	-	-

Net asset value, end of period	$13.12	$10.86	$10.45

Total return[2]	22.09%	5.87%	4.50%[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$2,086	$1,599	$1,410

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	10.99%	12.59%	17.57%[4]
After fees waived and expenses absorbed	1.15%	1.15%	1.15%[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(10.28)%	(11.79)%	(16.88)%[4]
After fees waived and expenses absorbed	(0.44)%	(0.35)%	(0.46)%[4]
Portfolio turnover rate	13%	24%	12%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2017

Note 1 – Organization

Riverbridge Growth Fund (the ‘‘Growth Fund’’), and Riverbridge Eco Leaders Fund (the “Eco Leaders Fund”) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Growth Fund seeks to achieve long-term capital appreciation. The Fund commenced investment operations on December 31, 2012, with two classes of shares, Investor Class and Institutional Class.

The Eco Leaders Fund seeks to achieve long-term capital appreciation. The Fund commenced investment operations on December 31, 2014, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Riverbridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2014-2017 for the Growth Fund and the open years ended November 30, 2015-2017 for Eco Leaders Fund, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Riverbridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Riverbridge Partners, LLC (the “Advisor”). Under the terms of the Agreement, the Growth Fund and the Eco Leaders Fund pay a monthly investment advisory fee to the Advisor at the annual rate of 0.75% and 0.90%, respectively, of each Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.25% and 1.00% of the average daily net assets of the Growth Fund’s Investor Class and Institutional Class shares, respectively until March 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the average daily net assets of the Eco Leaders Fund’s Investor Class and Institutional Class shares, respectively until March 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended November 30, 2017, the Advisor waived its advisory fees and absorbed other expenses totaling $164,870 and $216,226 for the Growth Fund and Eco Leaders Fund, respectively. The Advisor may recover from the Funds fees and/or expenses previously waived and/or absorbed, if the Funds’ expense ratios, including the recovered expenses, fall below the expense limit at which they were waived. Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At November 30, 2017, the amount of these potentially recoverable expenses was $519,901 and $640,496 for the Growth Fund and Eco Leaders Fund, respectively. The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

	Growth Fund	Eco Leaders Fund
2018	$198,560	$234,541
2019	156,471	189,729
2020	164,870	216,226
Total	$519,901	$640,496

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended November 30, 2017, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Riverbridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended November 30, 2017, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At November 30, 2017, gross unrealized appreciation and depreciation of investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Growth Fund	Eco Leaders Fund
Cost of investments	$59,534,295	$2,127,680

Gross unrealized appreciation	$26,931,926	$689,770
Gross unrealized depreciation	(1,677,305)	(73,820)

Net unrealized appreciation on investments	$25,254,621	$615,950

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Funds	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/Loss

Growth Fund	$467	$35,259	$(35,726)
Eco Leaders Fund	(1,283)	1,265	18

As of November 30, 2017, the components of accumulated earnings/deficit on a tax basis were as follows:

	Growth Fund	Eco Leaders Fund
Undistributed ordinary income	$-	$-
Undistributed long-term capital gains	72,247	-
Tax accumulated earnings	72,247	-

Accumulated capital and other losses	(55,808)	(41,275)
Net unrealized appreciation on investments	25,254,621	615,950
Total accumulated earnings	$25,271,060	$574,675

Riverbridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

As of November 30, 2017, the Eco Leaders Fund had a long-term non-expiring capital loss carryover of $31,978. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

As of November 30, 2017, the Growth and Eco Leaders Funds had $55,808 and $9,297, respectively, of qualified late-year ordinary losses which are deferred until fiscal year 2018 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The tax character of the distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016, were as follows:

	Growth Fund		Eco Leaders Fund
Distributions paid from:	2017	2016	2017	2016
Ordinary Income	$558,488	$180,486	$11,720	$29,888
Net long-term capital gains	1,432,977	910,263	8,160	-
Total distributions paid	$1,991,465	$1,090,749	$19,880	$29,888

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended November 30, 2017 and the year ended November 30, 2016, redemption fees were as follows:

	Year Ended November 30, 2017	Year Ended November 30, 2016
Growth Fund	$2,452	$5,781
Eco Leaders Fund	3	0

Note 6 – Investment Transactions

For the year ended November 30, 2017, for the Growth Fund and the Eco Leaders Fund, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Growth Fund	$17,331,170	$8,766,234
Eco Leaders Fund	627,164	281,243

Note 7 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to the Investor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended November 30, 2017, for the Growth Fund and Eco Leaders Fund, distribution fees incurred by each Fund’s Investor Class shares are disclosed on the Statements of Operations.

Riverbridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

Note 8 – Shareholder Servicing Plan

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended November 30, 2017, for the Growth Fund and Eco Leaders Fund, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 9 – Indemnifications

In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, each Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Riverbridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2017, in valuing the Funds’ assets carried at fair value:

Growth Fund	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$82,456,583	$-	$-	$82,456,583
Short-Term Investments	2,332,333	-	-	2,332,333
Total Investments	$84,788,916	$-	$-	$84,788,916

Eco Leaders Fund	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$2,682,265	$-	$-	$2,682,265
Short-Term Investments	61,365	-	-	61,365
Total Investments	$2,743,630	$-	$-	$2,743,630

*	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedules of Investments.
**	The Funds did not hold any Level 2 or 3 securities at period end.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 11 – Events Subsequent to the Fiscal Periods End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

Effective December 1, 2017 (the “Effective Date”), the Advisor has agreed to reduce the limit on the total annual fund operating expenses for the Riverbridge Eco Leaders Fund, (excluding any taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses), by 0.20%, to 1.20% and 0.95% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively.

Riverbridge Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

The Funds declared the payment of a distribution to be paid, on December 20, 2017, to shareholders of record on December 19, 2017 as follows:

		Long-Term Capital Gain	Short-Term Capital Gain		Income
Growth Fund	Investor Class Shares	$0.01520	$	None	None
Growth Fund	Institutional Class Shares	0.01520		None	None

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Riverbridge Funds and the

Board of Trustees of

Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the Riverbridge Growth Fund and Riverbridge Eco Leaders Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of November 30, 2017, and with respect to Riverbridge Growth Fund, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period December 31, 2012 (commencement of operations) to November 30, 2013, and with respect to Riverbridge Eco Leaders Fund, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period December 31, 2014 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Riverbridge Growth Fund and Riverbridge Eco Leaders Fund as of November 30, 2017, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2018

Riverbridge Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the fiscal year ended November 30, 2017, the Growth and Eco Leaders Funds designate $1,432,977 and $8,160, respectively, as a 20% rate gain distribution for purposes of the dividends paid deduction.

Qualified Dividend Income

For the year ended November 30, 2017, 96.51% and 100%, respectively, of the dividends paid from net investment income, including short-term capital gains (if any), for the Growth and Eco Leaders Funds are designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended November 30, 2017, 83.90% and 98.75%, respectively, of the dividends paid from net investment income, including short-term capital gains (if any), for the Growth and Eco Leaders Funds qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 447-4470. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	2	None.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).

Rivebridge Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
William H. Young[a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	2	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	2	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill[a] (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A

Rivebridge Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Rivebridge Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on September 19-21, 2017, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Riverbridge Partners, LLC (the “Investment Advisor”) with respect to the Riverbridge Growth Fund (the “Growth Fund”) and Riverbridge Eco Leaders Fund (the “Eco Leaders Fund”) series of the Trust for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Peer Group”) from its relevant fund universe (each a “Fund Universe”) for various periods ended June 30, 2017; and reports comparing the investment advisory fees and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	The Growth Fund’s total return for the one-year period was above the Peer Group and Mid-Cap Growth Fund Universe median returns, but below the return of the Russell 3000 Growth Index by 1.37%. For the three-year period, the Fund’s annualized total return was above the Fund Universe and Peer Group median returns, but below the return of the Index by 1.58%. The Trustees noted that Morningstar had given the Fund a four-star rating.

•	The Eco Leaders Fund’s total return for the one-year period, at 19.21%, was above the Peer Group median return but below the Mid-Cap Growth Fund Universe median return and the Russell 3000 Growth Index return by 0.07% and 1.51%, respectively. The Trustees considered that the Fund had been operating for a relatively short period, and that evaluation of the Fund’s performance over longer periods would be more meaningful.

Riverbridge Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The Growth Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Mid-Cap Growth Fund Universe medians. The Trustees noted that the Fund’s advisory fee was the same as the average fee that the Investment Advisor charges its institutional clients to manage separate accounts using similar objectives and policies as the Fund. The Trustees considered that the Fund’s advisory fee was lower than that of the other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.06% and 0.10%, respectively. The Board noted, however, that the Fund’s average net assets were significantly smaller than the average net assets of funds in the Peer Group and Fund Universe.

•	The Eco Leaders Fund’s annual investment advisory fee (gross of fee waivers) was above the Mid-Cap Growth Fund Universe and Peer Group medians by 0.15% and 0.225%, respectively. The Trustees noted the Investment Advisor’s assertion that the Fund only invests in companies which have a positive or neutral impact on the environment, and that the determination of environmental impact requires additional research by the Investment Advisor’s investment team. The Trustees also noted that the Fund’s advisory fee was lower than the fee the Investment Advisor charges its institutional clients to manage separate accounts using similar objectives and policies as the Fund. The Trustees considered that the Fund’s advisory fee was higher than that of the other series of the Trust managed by the Investment Advisor because of the additional research involved in the determination of the environmental impact of the companies in which the Eco Leaders Fund invests.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Fund Universe median by 0.20%, and above the Peer Group median by 0.26%. The Board noted that the Investment Advisor had agreed at the meeting to voluntarily reduce the Fund’s expense limitation by 0.20%. The Board also noted that as of June 30, 2017, the Fund’s average net assets were approximately $1.66 million and were significantly smaller than the average net assets of funds in the Peer Group and Fund Universe.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended June 30, 2017, noting that the Investment Advisor had waived a significant portion of its advisory fee for the Growth Fund, had waived its entire advisory fee and subsidized certain of the operating expenses of the Eco Leaders Fund, and had not realized a profit with respect to the Eco Leaders Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Growth Fund was reasonable.

Riverbridge Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds (other than the receipt of its investment advisory fees), including research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement with respect to each Fund.

Riverbridge Funds

EXPENSE EXAMPLES

For the Six Months Ended November 30, 2017 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Investor Class only), and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the rows titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Riverbridge Growth Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Investor Class	6/1/17	11/30/17	6/1/17 – 11/30/17*
Actual Performance	$1,000.00	$1090.90	$6.55
Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.33

Institutional Class	6/1/17	11/30/17	6/1/17 – 11/30/17*
Actual Performance	$1,000.00	$1091.70	$5.24
Hypothetical (5% annual return before expenses)	1,000.00	1,020.05	5.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% and 1.00% Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Riverbridge Funds

EXPENSE EXAMPLES – Continued

For the Six Months Ended November 30, 2017 (Unaudited)

Riverbridge Eco Leaders Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Investor Class	6/1/17	11/30/17	6/1/17 – 11/30/17*
Actual Performance	$1,000.00	$1,089.50	$7.34
Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	7.09

Institutional Class	6/1/17	11/30/17	6/1/17 – 11/30/17*
Actual Performance	$1,000.00	$1,091.50	$6.03
Hypothetical (5% annual return before expenses)	1,000.00	1,019.30	5.83

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40% and 1.15% Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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RIVERBRIDGE FUNDS
Each a series of Investment Managers Series Trust

Investment Advisor
Riverbridge Partners, LLC
1200 IDS Center

80 South Eighth Street

Minneapolis, Minnesota 55402

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Riverbridge Growth Fund – Investor Class	RIVRX	46141P 305
Riverbridge Growth Fund – Institutional Class	RIVBX	46141P 404
Riverbridge Eco Leaders® Fund – Investor Class	ECOLX	46141P 602
Riverbridge Eco Leaders® Fund – Institutional Class	RIVEX	46141P 701

Privacy Principles of the Riverbridge Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or a former shareholder to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Riverbridge Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Funds at (888) 447-4470 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 447-4470 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding Mailings

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 447-4470.

Riverbridge Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 447-4470

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-447-4470.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	$29,900	$29,600
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2017	FYE 11/30/2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/08/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/08/18

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/08/18